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EXHIBIT 24


                                POWER OF ATTORNEY

We, the undersigned officers and directors of Zurich Reinsurance Centre Holdings, Inc. (the "Company"), hereby severally constitute and appoint Peter Porrino, Mark Sarlitto and Karen O'Connor Rubsam, each of them singly, as our true and lawful attorneys with full power to them, and each of them singly, to sign for us and in our names in the capacities indicated below, the Company's 1996 Annual Report on Form 10-K. Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, this Power of Attorney has been executed and delivered by the following persons in the capacities and on the dates indicated.

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
Signature                                   Title                                       Date
---------                                   -----                                       ----
                                            Chairman of the Board and
/s/ Steven M. Gluckstern                    Director                                    March 28, 1997
Steven M. Gluckstern


                                            Director, President and
/s/ Richard E. Smith                        Chief Executive Officer                     March 28, 1997
Richard E. Smith

                                            Vice Chairman of the
/s/ Detlef Steiner                          Board of Directors                          March 28, 1997
Detlef Steiner

/s/ William H. Bolinder                     Director                                    March 28, 1997
William H. Bolinder

/s/ Philip Caldwell                         Director                                    March 28, 1997
Philip Caldwell

/s/ Laurence W. Cheng                       Director                                    March 28, 1997
Laurence W. Cheng

/s/ Judith Richards Hope                    Director                                    March 28, 1997
Judith Richards Hope

/s/ Rolf Hueppi                             Director                                    March 28, 1997
Rolf Hueppi

/s/ Robert T. Marto                         Director                                    March 28, 1997
Robert T. Marto

/s/ Peter J. Neff                           Director                                    March 28, 1997
Peter J. Neff


/s/ Michael D. Palm                         Director                                    March 28, 1997
Michael D. Palm

/s/ George G.C. Parker                      Director                                    March 28, 1997
George G.C. Parker
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